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       As filed with the Securities and Exchange Commission on December 2, 1997

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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                           --------------------------------

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(B) OR (G) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


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                             MIDWAY AIRLINES CORPORATION
                (Exact name of registrant as specified in its charter)

              DELAWARE                                36-3915637
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


300 WEST MORGAN STREET, SUITE 1200,                     27701
DURHAM, NORTH CAROLINA
(Address of principal executive offices)              (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered

      NONE.                                             NONE.

    If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

    If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

  Securities to be registered pursuant to Section 12(g) of the Act:


                             COMMON STOCK, $.01 PAR VALUE
                                   (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    A description of the Registrant's common stock is contained under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-37375) (the "Registration Statement") initially filed with the Securities and Exchange Commission on October 7, 1997, as such Registration statement may be amended, and is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS.

    1. Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

    2. Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

    3.   Form of Common Stock Certificate (incorporated herein by reference to
         Exhibit 4.1 to the Registration Statement).


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                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on December 2, 1997.

                        MIDWAY AIRLINES CORPORATION



                        By: /s/ Jonathan S. Waller
                           --------------------------------
                             Name:  Jonathan S. Waller
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                             Title: Senior Vice President
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